                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              /    /
                                                                     -----

      Pre-Effective Amendment No.                                    /    /
                                 ------                              -----
      Post-Effective No. 9                                           / X  /
                        ----                                         -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT              /    /
OF 1940                                                              -----

      Amendment No. 10                                               / X /
                   ----                                              -----
                        (Check appropriate box or boxes.)

JOHNSON MUTUAL FUNDS TRUST

File Nos. 33-52970 and 811-7254

3777 West Fork Road, Cincinnati, Ohio                                 45247
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             Zip Code

Registrant's Telephone Number, including Area Code:       (513) 661-3100
                                                   ----------------------------

Dianna J. Rosenberger, 3777 West Fork Road, Cincinnati, Ohio  45247
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:            May 1, 1998
                                             -----------------------------------
It is proposed that this filing will become effective:

/   / immediately upon filing pursuant to paragraph (b)
-----
/ X / on May 1, 1998 pursuant to paragraph (b)
-----
/   / 60 days after filing pursuant to paragraph (a)
-----
/   / on (date) pursuant to paragraph (a)(1)
-----
/   / 75 days after filing pursuant to paragraph (a)(2)
-----
/   / on (date) pursuant to paragraph (a)(2) of rule 485
-----

If appropriate, check the following box:

/   / this post-effective amendment designates a new effective date for a
-----
previously filed post-effective amendment. Title of securities being registered:
Shares

                           JOHNSON MUTUAL FUNDS TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

ITEM                                              SECTION IN EACH PROSPECTUS
----                                              --------------------------
     1                                            Cover Page
     2                                            Fund Expenses
     3                                            Financial Highlights
     4                                            Operation of the Funds,
                                                  Investment Objectives and
                                                  Strategies, Investment
                                                  Policies and Techniques,
                                                  Investment Limitations,
                                                  General Information
     5                                            Operation of the Funds
    5A                                            Investment Performance
     6                                            Operation  of the Funds,
                                                  Cover  Page,  Dividends  and
                                                  Distributions, Taxes,
                                                  General Information
     7                                            Operation of the Funds,
                                                  How to Buy, Sell, or Exchange
                                                  Shares in Each Fund, How to
                                                  Buy Shares, How to Exchange
                                                  Shares, Share Price
                                                  Calculation
     8                                            How to Sell Shares
     9                                            None
    15                                            General Information
    20                                            Taxes

ITEM                                              SECTION IN STATEMENT OF
----                                              ADDITIONAL INFORMATION
                                                  ----------------------
    10                                            Cover Page
    11                                            Table of Contents
    12                                            None
    13                                            Additional Information About
                                                  Fund Investments, Investment
                                                  Limitations, State
                                                  Restrictions
    14                                            Trustees and Officers
    15                                            Trustees and Officers
    16                                            The Investment Adviser,
                                                  Custodian and Transfer Agent,
                                                  Accountants
    17                                            Portfolio Transactions
                                                  and Brokerage
    18                                            Description of the Trust
    19                                            Determination of Share Price
    20                                            None
    21                                            Not Applicable
    22                                            Investment Performance
    23                                            Report of Independent Public
                                                  Accounts, Financial
                                                  Statements

                                  Johnson Logo

   PROSPECTUS                                                     MAY 1, 1998

      JOHNSON GROWTH FUND
      JOHNSON OPPORTUNITY FUND
      JOHNSON FIXED INCOME FUND
      JOHNSON MUNICIPAL INCOME FUND

                                               JOHNSON MUTUAL FUNDS TRUST
                                                  3777 WEST FORK ROAD
                                                  CINCINNATI, OH 45247
                                                     (513) 661-3100
                                                     (800) 541-0170
                                                   FAX (513) 661-4901

   JOHNSON MUTUAL FUNDS                                            MAY 1,1998

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----

FUND EXPENSES...............................................    2

FINANCIAL HIGHLIGHTS........................................    3

INVESTMENT OBJECTIVES AND STRATEGIES........................    4

HOW TO BUY, SELL OR EXCHANGE SHARES IN EACH FUND............    6

HOW TO BUY SHARES...........................................    6

HOW TO SELL SHARES..........................................    7

HOW TO EXCHANGE SHARES......................................    9

SHARE PRICE CALCULATION.....................................    9

DIVIDENDS AND DISTRIBUTIONS.................................   10

TAXES.......................................................   10

OPERATION OF THE FUNDS......................................   11

INVESTMENT POLICIES AND TECHNIQUES..........................   12

GENERAL INFORMATION.........................................   16

INVESTMENT PERFORMANCE......................................   16

   JOHNSON MUTUAL FUNDS TRUST                       PROSPECTUS DATED MAY 1, 1998



     This Prospectus gives you information about the Johnson Mutual Funds Trust that you should be aware of before investing. Please read and retain this Prospectus for future reference. Additional information is included in the Statement of Additional Information dated May 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write the Funds at the phone number or address listed throughout this prospectus.



     The Johnson Mutual Funds Trust is a family of five no-load mutual funds which means there are no sales charges or commissions to buy, sell or exchange Fund shares. This prospectus covers four of the five Johnson Mutual Funds, but does not include the JOHNSON REALTY FUND. To receive a prospectus and additional information on the JOHNSON REALTY FUND, please call or write the Funds. The minimum initial investment for each Fund is $2,000.


THE JOHNSON GROWTH FUND

     The investment objective of the Growth Fund is long term capital growth. The Fund invests primarily in common stocks of larger-sized companies believed by its Adviser, Johnson Investment Counsel, Inc., to have above average prospects for appreciation.

THE JOHNSON OPPORTUNITY FUND

     The investment objective of the Opportunity Fund is long term capital growth. The Fund invests primarily in common stocks of small to medium-sized companies, believed by its Adviser to have above average prospects for appreciation.

THE JOHNSON FIXED INCOME FUND

     The investment objective of the Fixed Income Fund is a high level of income over the long term, consistent with preservation of capital. The Fund invests primarily in intermediate term investment grade fixed income securities, including government and corporate bonds.


THE JOHNSON MUNICIPAL INCOME FUND



     The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term, consistent with preservation of capital. The Fund invests primarily in investment grade municipal fixed income securities. It is anticipated that the majority of these securities will be Ohio municipal bonds, notes and short term obligations which provide income that is exempt from both Ohio personal income tax and regular federal income tax. THE MUNICIPAL INCOME FUND IS A NON-DIVERSIFIED SERIES AND THEREFORE MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN MUNICIPAL FIXED INCOME SECURITIES ISSUED BY ONE ISSUER.



--------------------------------------------------------------------------------




     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------





 Johnson Mutual Funds Trust, 3777 West Fork Road, Cincinnati, Ohio 45247, (513)
                                    661-3100

 FUND EXPENSES


     The purpose of the table below is to assist shareholders in understanding the costs and expenses that shareholders in each Fund will bear directly or indirectly. The expense information for the Funds is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets.

     Shareholders should be aware that the Funds are no-load funds and, accordingly, a shareholder does not pay any front or back end loads or commission to buy, sell or exchange shares of the Funds. In addition, the Funds do not have a 12b-1 Plan. Unlike most other mutual funds, the Funds do not pay separately for transfer agency, fund accounting, pricing, custodial, auditing or legal services, nor do they pay separately general administrative or other operating expenses. The Adviser pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses.


                                                                              FIXED    MUNICIPAL
                                                       GROWTH   OPPORTUNITY   INCOME    INCOME
          SHAREHOLDER TRANSACTION EXPENSES:            ------   -----------   ------   ---------
Maximum Front End Load...............................  NONE      NONE         NONE      NONE
Deferred Load........................................  NONE      NONE         NONE      NONE
Redemption Fee(1)....................................  NONE      NONE         NONE      NONE
Exchange Fee.........................................  NONE      NONE         NONE      NONE
Annual Fund Operating Expenses (as a percentage of average net assets)(2)
------------------------------
Management Fees (after fee waiver)(2)................  .95%      .95%         .85%      .65%
12b-1 Fees...........................................  NONE      NONE         NONE      NONE
Total Fund Operating Expenses (after fee
  waiver)(2).........................................  .95%      .95%         .85%      .65%



(1) A processing fee of $10 will be deducted from any wire sales proceeds and paid to the Custodian.



(2) Each Fund's total operating expenses are equal to the management fee paid to the Adviser. The Adviser is authorized to charge the Growth Fund and the Opportunity Fund a management fee of 1.30%, and the Fixed Income Fund and the Municipal Income Fund a management fee of 1.15% of the average daily net assets of the applicable Fund. The expenses shown in the above fee table reflect the fee waiver for each Fund for the year ending December 31, 1998. The Adviser intends these fee waivers to be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998.



Example

------


You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) sale of your shares at the end of each time period:



                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
    Growth Fund...................   $10        $30        $52        $116
    Opportunity Fund..............   $10        $30        $52        $116
    Fixed Income Fund.............   $ 9        $27        $47        $106
    Municipal Income Fund.........   $ 7        $21        $37        $ 82



The Example should not be considered a representation of past or future expenses, and each Fund's actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS



     The following financial information for the periods ended December 31, 1997, 1996, 1995, 1994, 1993 is derived from the audited financial statements of the Johnson Mutual Funds Trust and has been certified by the independent public accountants for the Funds. Additional performance information and the audited financial statements of the Funds are included in the Trust's annual report dated December 31, 1997, which is available on request.



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                        GROWTH FUND                           OPPORTUNITY FUND
                          ----------------------------------------   ----------------------------------
                                   YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                          ----------------------------------------   -----------------------   5/16/94-
                           1997      1996    1995    1994    1993     1997     1996    1995    12/31/94
                          ----------------------------------------   ----------------------------------
Net Asset Value
 Beginning of Period....  $ 21.16    18.86   14.82   15.71   15.00    22.65    19.42   15.70    15.00
OPERATIONS:
 Net Investment
  Income................  $  0.16     0.19    0.24    0.24    0.18     0.03     0.06    0.08     0.05
 Net Gains (Losses) on
  Securities (Realized &
  Unrealized)...........     7.01     2.98    4.41   (0.89)   0.71     6.13     4.43    3.89     0.70
                          -------    -----   -----   -----   -----    -----    -----   -----    -----
 TOTAL OPERATIONS.......  $  7.17     3.17    4.65   (0.65)   0.89     6.16     4.49    3.97     0.75
DISTRIBUTIONS:
 Dividends from Net
  Investment Income.....  $ (0.16)   (0.19)  (0.24)  (0.24)  (0.18)   (0.03)   (0.06)  (0.08)   (0.05)
 Distributions from Net
  Realized Capital
  Gains.................    (2.79)   (0.68)  (0.37)   0.00    0.00    (2.34)   (1.20)  (0.17)    0.00
                          -------    -----   -----   -----   -----    -----    -----   -----    -----
 TOTAL DISTRIBUTIONS....  $ (2.95)   (0.87)  (0.61)  (0.24)  (0.18)   (2.37)   (1.26)  (0.25)   (0.05)
Net Asset Value End of
 Period.................  $ 25.38    21.16   18.86   14.82   15.71    26.44    22.65   19.42    15.70
Total Return............    33.96%   16.85%  31.61%  -4.22%   5.93%   27.26%   23.10%  25.27%    4.99%
Net Assets, End of
 Period (Millions)......  $ 31.90    21.42   14.87    9.30    6.58    35.06    22.09   15.19     6.29
RATIOS AFTER FEE
 WAIVERS:(1)
 Ratio of Expenses to
  Average Net
  Assets(2).............     0.97%    1.00%   1.00%   1.00%   1.00%    0.97%    1.00%   1.00%    1.00%
 Ratio of Net Income to
  Average Net
  Assets(3).............     0.65%    0.99%   1.42%   1.65%   1.38%    0.11%    0.28%   0.59%    1.01%
Portfolio Turnover
 Rate...................    54.44%   26.78%  52.91%  30.38%  23.57%   55.05%   46.43%  62.15%   58.73%
Average Commission Rate
 (cents per share)......  $0.0676   0.0799                           0.0721   0.0876

                                    FIXED INCOME FUND                   MUNICIPAL INCOME FUND
                          -------------------------------------   ----------------------------------
                                 YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                          -------------------------------------   -----------------------   5/16/94-
                          1997    1996    1995    1994    1993    1997     1996     1995    12/31/94
                          -------------------------------------   ----------------------------------
Net Asset Value
 Beginning of Period....  15.45   15.84   14.20   15.80   15.00   15.57    15.68    14.73    15.00
OPERATIONS:
 Net Investment
  Income................   0.88    0.86    0.83    0.80    0.60    0.64     0.63     0.63     0.39
 Net Gains (Losses) on
  Securities (Realized &
  Unrealized)...........   0.39   (0.39)   1.64   (1.60)   0.83    0.32    (0.11)    0.96    (0.27)
                          -----   -----   -----   -----   -----   -----    -----    -----    -----
 TOTAL OPERATIONS.......   1.27    0.47    2.47   (0.80)   1.43    0.96     0.52     1.59     0.12
DISTRIBUTIONS:
 Dividends from Net
  Investment Income.....  (0.88)  (0.86)  (0.83)  (0.80)  (0.60)  (0.64)   (0.63)   (0.63)   (0.39)
 Distributions from Net
  Realized Capital
  Gains.................   0.00    0.00    0.00    0.00   (0.03)  (0.01)    0.00    (0.01)    0.00
                          -----   -----   -----   -----   -----   -----    -----    -----    -----
 TOTAL DISTRIBUTIONS....  (0.88)  (0.86)  (0.83)  (0.80)  (0.63)  (0.65)   (0.63)   (0.64)   (0.39)
Net Asset Value End of
 Period.................  15.84   15.45   15.84   14.20   15.80   15.88    15.57    15.68    14.73
Total Return............   8.44%   3.11%  17.70%  -5.14%   9.51%   6.23%    3.43%   10.88%    0.81%
Net Assets, End of
 Period (Millions)......  18.87   16.14   15.97   12.46   10.08    3.90     2.81     2.28     1.49
RATIOS AFTER FEE
 WAIVERS:(1)
 Ratio of Expenses to
  Average Net
  Assets(2).............   0.85%   0.85%   0.85%   0.85%   0.85%   0.63%    0.75%    0.68%    0.01%
 Ratio of Net Income to
  Average Net
  Assets(3).............   5.67%   5.56%   5.54%   5.53%   5.08%   4.19%    4.18%    4.28%    5.46%
Portfolio Turnover
 Rate...................  29.33%  14.04%   4.95%   0.04%  10.14%   9.95%    6.25%    7.81%    0.00%
Average Commission Rate
 (cents per share)......



(1) The Adviser waived 0.33% of the management fee during 1997 for the Growth Fund and Opportunity Fund, 0.30% for the Fixed Income Fund and 0.52% for the Municipal Income Fund. The Adviser intends that these fee waivers to be permanent, (0.50% on the Municipal Income Fund) although the Adviser retains the right to remove the waives after 12/31/98. As of 12/31/97, assuming no waiver of management fee expenses, the ratios would have been:



                                                                  GROWTH      OPPORTUNITY      FIXED      MUNICIPAL
                                                                  ------      -----------      -----      ---------
    Expenses to Average Net Assets..............................   1.30%          1.30%        1.15%        1.15%
    Net income to Average Net Assets............................    .35%         -0.17%        5.37%        3.67%



(2) The Advisor waived 1.14% of the fee on the Municipal Income Fund in 1994, 0.47% in 1995, 0.40% in 1996, and 0.52% in 1997.



(3) Ratios were annualized in 1994 for the Opportunity Fund and the Municipal Income Fund.

                      INVESTMENT OBJECTIVES AND STRATEGIES

     The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives.


THE JOHNSON GROWTH FUND



     The investment objective of the Johnson Growth Fund (the "Growth Fund") is long term capital growth. The Fund invests primarily in equity securities of larger-sized companies (those with a market capitalization above $5 billion) which the Fund's Adviser, Johnson Investment Counsel, Inc. (the "Adviser"), believes have above average prospects for appreciation, based on certain fundamental and technical standards of selection. The Adviser generally intends to stay fully invested in such securities (subject to liquidity requirements), regardless of the movement of stock prices. The Fund purchases securities primarily of those companies that have a record of at least three years' continuous operation, whose securities, in the opinion of the Adviser, are generally marketable. Most equity securities in the Fund's portfolio are listed on major stock exchanges or traded over-the-counter.


     The Fund normally will invest primarily in common stocks of large, established U.S. companies. The Fund will emphasize common stocks of high quality growth companies which tend to have strong performance records, solid market positions and reasonable financial strength. The Fund may also invest up to 30% of its assets in foreign securities. Ordinarily, the Fund will invest in common stocks, but it may invest in convertible securities, preferred stocks, bonds, and corporate debt securities when the Adviser believes that these securities offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of securities.

THE JOHNSON OPPORTUNITY FUND


     The investment objective of the Johnson Opportunity Fund (the "Opportunity Fund") is long term capital growth. The Fund invests primarily in equity securities of small to medium-sized companies (those with a market capitalization under $5 billion) which the Fund's Adviser believes have above average prospects for appreciation, based on certain fundamental and technical standards of selection. The Adviser generally intends to stay fully invested in such securities (subject to liquidity requirements), regardless of the movement of stock prices. The Fund purchases securities primarily of those companies that have a record of at least three years' continuous operation, whose securities, in the opinion of the Adviser, are generally marketable. Most equity securities in the Fund's portfolio are traded over-the-counter or are listed on major stock exchanges.


     Although the investment objective of the Fund is identical to that of the Growth Fund, the Fund normally will invest primarily in common stocks of smaller, less well-known companies which, in the opinion of the Adviser, offer special opportunities for capital appreciation. A special opportunity may arise when, in the opinion of the Adviser, the securities of a particular company have significant potential to appreciate in value due to dynamic business changes, including changing consumer demands and lifestyles, or specific company developments such as new product or technological breakthrough, new channels of distribution, revitalized management or industry competitive position, or any other similar new opportunity. In addition, a situation may arise when the securities of a particular company may have been overlooked by the market, presenting, in the opinion of the Adviser, a favorable opportunity for investment.

     The Opportunity Fund may invest in stocks that present certain risks including dependence on a limited product line, market, financial resources or management group. In addition, many small to medium-sized company stocks trade less frequently and have smaller volume than exchange listed stocks which may cause the Fund to experience difficulty in establishing or liquidating positions in these stocks. The value of these stocks may fluctuate more sharply than larger, more established company stocks. Yet in the opinion of the Adviser, the potential for capital appreciation in these stocks may be greater than average.

     The Fund may invest up to 30% of its assets in foreign securities. Ordinarily, the Fund will invest in common stocks, but it may invest in convertible securities, preferred stocks, bonds, and corporate debt securities when the Adviser believes that these securities offer opportunities for capital appreciation. Current income will not be a factor in the selection of securities.

THE JOHNSON FIXED INCOME FUND


     The investment objective of the Johnson Fixed Income Fund (the "Fixed Income Fund") is a high level of income over the long term consistent with preservation of capital. The Fund invests primarily in a broad range of investment grade fixed income securities. The Fund may invest in fixed income securities which are unrated if the Adviser determines that they are of comparable quality to securities rated investment grade. See "Corporate Debt Securities" for a discussion of such securities. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in fixed income securities, including bonds, notes, convertible bonds, mortgage-backed securities, including collateralized mortgage obligations (CMOs), domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations (such as commercial paper and repurchase agreements).


THE JOHNSON MUNICIPAL INCOME FUND

     The investment objective of the Johnson Municipal Income Fund (the "Municipal Income Fund") is a high level of federally tax-free income over the long term consistent with preservation of capital. The Fund invests primarily in investment grade municipal securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax. It is anticipated that the majority of the investments in the Municipal Income Fund will be Ohio municipal bonds, notes, and short term obligations which provide income that is exempt from both Ohio personal income tax and regular federal income tax.

     The Fund may invest in municipal securities which are unrated if the Adviser determines that they are of comparable quality to securities rated investment grade. See "Municipal Debt Securities" for a discussion of such securities. Under normal market conditions, at least 80% of the total assets of the Fund will be invested in municipal bonds, notes, and short term obligations which provide income that is exempt from regular federal income tax, including the alternative minimum tax.

     The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its portfolio may be invested in securities of fewer issuers than the portfolio of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value and may make the Fund more susceptible to any single economic, political or regulatory occurrence than a diversified fund. There also are risks of reduced diversification because the Fund invests primarily in securities of issuers within the State of Ohio. If either Ohio or any of its local governmental entities were to be unable to meet their financial obligations, the income derived by the Fund, its net asset value or liquidity and the ability to preserve or realize appreciation of the Fund's capital could be adversely affected.

     Political and economic factors affecting Ohio could affect the creditworthiness and the value of the securities in its portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget short falls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

GENERAL

     For temporary defensive purposes, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. See "Investment Policies and Techniques" for a more detailed discussion of each Fund's investment practices.

     As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Current yields or rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any current yield or rate of total return will be maintained.

                                HOW TO BUY, SELL
                               OR EXCHANGE SHARES
                                  IN EACH FUND


     The Funds and their transfer agent, Johnson Financial Services, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in a Fund, please contact:



FUNDS:


Johnson Mutual Funds Trust


3777 West Fork Road


Cincinnati, Ohio 45247


(513)-661-3100


(800)-541-0170


FAX: (513) 661-4901



TRANSFER AGENT:


Johnson Financial, Inc.


3777 West Fork Road


Cincinnati, Ohio 45247


(513) 661-3100


(800) 541-0170


FAX: (513) 661-4901


                               HOW TO BUY SHARES

     The minimum initial investment for each Fund is $2,000, and $100 for each subsequent investment. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

INITIAL PURCHASE


     BY MAIL - You may purchase shares of any Fund by following these steps:
Complete and sign an application; Draft a check made payable to: Johnson Mutual Funds; Identify on the check and on the application the Fund(s) in which you would like to invest; Mail the application, check and any letter of instruction to the Transfer Agent.


     BY WIRE - You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Funds and provide the following information:


Name(s) in which account is to be registered;


Address;


Social security or tax identification number;


Amount being wired;


Name of the Fund(s) you wish to invest in;


Name of the wiring bank;


Name and telephone number of a contact person at the bank initiating the wire.


     The Funds or the Transfer Agent will provide you with your account number and your bank must then wire the specified amount according to the following instructions:


The Provident Bank/Cincinnati,


Johnson Mutual Funds


ABA #042000424


Account #0198-483


For Further Credit to:


Name of The Johnson Mutual Fund or Funds


------------------------------------------------------


Shareholder Account Name -  _________


Shareholder Account Number -  ____  (4 digit)


     You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. If a completed application is not received or your social security or tax identification number is not certified with a Form W-9, your account will be subject to back-up withholding within 60 days.

     Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Funds reserve the right to charge shareholders for this service.

ADDITIONAL PURCHASES

     You may buy additional shares of any Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain:

Name of your account(s);
Account number(s);
Fund(s) in which you wish to invest.

     Checks should be made payable to "Johnson Mutual Funds" and should be sent to Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance.

AUTOMATIC INVESTMENT OPTION


     You may arrange to make additional investments ($100 minimum) automatically on a monthly basis by transfers from your checking account. You must complete the "Optional Automatic Investment Plan" section of the application and provide the Trust with a voided check for the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time. You may also establish the Automatic Investment Option at a later date.


OTHER PURCHASE INFORMATION

     You may exchange securities that you own for shares of any of the Funds, provided the securities meet the Fund's investment criteria and the Adviser deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Funds for additional information.

     If an order, with payment in proper form, is received before the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) by the Funds or the Custodian, Fund shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the New York Stock Exchange on the next business day.

     The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by each Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can sell shares from any identically registered account in any of the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in any Fund.

                               HOW TO SELL SHARES

     You may sell shares in any of your Funds by mail or telephone, without a charge. Shares will be sold at the next share price (net asset value) calculated after receipt of your properly completed request for a sale, or telephone call.


     BY MAIL - All sales will be made at the net asset value (NAV) determined after the sale request has been received by the Transfer Agent in proper order. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request should be addressed to Johnson Mutual Funds. "Proper order" means your request for a sale must include:


Letter of instruction;
Fund name;
Account number(s);
Account name(s);
Dollar amount or the number of shares you wish to sell.

     This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

     For sales in excess of $50,000, the Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Funds or the custodian bank, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

     Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

     BY TELEPHONE - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000 (wire charges of $10 will be deducted from sales proceeds).

     By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone to sell shares from the account and transfer the proceeds to the bank account designated or effect an exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.


     BY SYSTEMATIC WITHDRAWAL PROGRAM - Shareholders may request that a predetermined amount be sent by check or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of your instructions.


     In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

     ADDITIONAL INFORMATION - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, or through any of our telephone services, the sales proceeds will not be paid until the first business day after the 10th calendar day following receipt of payment by the Fund. Exchanges into any of the other Funds are, however, permitted without the ten day waiting period.

     We will mail or wire the proceeds to you on or before the 5th business day following the sale. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 385-8947.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of each Fund is subject to a sale at any time if the Board of Trustees determines in its sole discretion that failure to sell may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

                             HOW TO EXCHANGE SHARES

     As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Johnson Mutual Fund Trust. You may make an exchange by telephone or by written request.

     BY TELEPHONE - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will be processed at the next determined net asset value as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

                            SHARE PRICE CALCULATION

     The value of an individual share in a Fund, the net asset value, (NAV) is calculated by dividing the total value of a Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m. Eastern Time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of each Fund will fluctuate.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within

60 days of maturity, are valued by using the amortized cost method of valuation.

                                 DIVIDENDS AND
                                 DISTRIBUTIONS


     The Growth Fund, the Fixed Income Fund and the Municipal Income Fund intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Opportunity Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis at year end. Each Fund intends to distribute its net short-term, net mid-term and net long-term capital gains once a year, at year end.


     Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                     TAXES

     Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

     For federal income tax purposes, each Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by each Fund from ordinary taxable income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986, all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

     Shareholders are not required to pay federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

     The alternative minimum tax, currently equal to 24% of alternative minimum taxable income for individuals, and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

     The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Municipal Income Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

     Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from a Fund and the use of the Exchange Privilege.

     Unless a shareholder of a Fund furnishes his or her certified taxpayer identification number (social security number for individuals) and certifies that he or she is not subject to backup withholding, the Fund will be required to withhold and remit to the U.S. Internal Revenue Service 31% of the dividends, distributions and sales proceeds payable to the shareholder. Shareholders should be aware that, under Internal Revenue Service regulations, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

                             OPERATION OF THE FUNDS


     The Johnson Growth Fund and Johnson Fixed Income Fund were organized as series of the Johnson Mutual Funds Trust (the "Trust") on September 30, 1992, and commenced operations on January 4, 1993. The Johnson Opportunity Fund and the Johnson Municipal Income Fund were organized as series of the Trust on February 15, 1994, and commenced operations on May 16, 1994. The Johnson Realty Fund was organized as a series of the Trust on October 17, 1997 and commenced operation on January 2, 1998. To obtain a separate prospectus for the Johnson Realty Fund, please contact the Funds at the address listed throughout this prospectus.



     The Growth Fund, Opportunity Fund, and Fixed Income Fund are diversified series, and the Municipal Income Fund is a non-diversified series, of Johnson Mutual Funds Trust, an open-end management investment company organized as an Ohio business trust on September 30, 1992. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is a Cincinnati-based company of which Timothy E. Johnson is the controlling shareholder. Since its inception in 1965, it has grown to become the largest independent investment advisory firm in the Cincinnati area. The Adviser has over $2.1 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, and institutional endowments. Johnson Investment Counsel, Inc. solely provides investment management, through individually managed portfolios and has no commission-based affiliations from the sale of products. The investment decisions for each Fund are made by a committee of the Adviser, which is responsible for the day-to-day management of the portfolio of each Fund.



     The Growth Fund and the Opportunity Fund are each authorized to pay the Adviser a fee equal to an annual average rate of 1.30% of its average daily net assets, although the Adviser has committed to limit its fee to 0.95% of such assets. The Fixed Income Fund and the Municipal Income Fund are each authorized to pay the Adviser a fee equal to 1.15% of its average daily net assets, although the Adviser has committed to limit its fee to 0.85% of such assets in the Fixed Income Fund and 0.65% of such assets in the Municipal Income Fund. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998 . The Adviser pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while each Fund's expenses except those specified above, are paid by the Adviser.


     The Trust retains Johnson Financial, Inc. to serve as transfer agent and dividend paying agent. Johnson Financial, Inc. is a wholly owned subsidiary of Adviser and thus it and the Adviser may be deemed to be under common control. Johnson Financial, Inc. operates under separate contractual agreements with the Trust.

                            INVESTMENT POLICIES AND
                                   TECHNIQUES

     This section contains general information about various types of securities and investment techniques. Each Fund may invest in any security or employ any investment technique described in this section unless specifically noted otherwise.

EQUITY SECURITIES

     Each Fund may invest in equity securities, which includes common stocks, preferred stocks, convertible preferred stocks, convertible debentures, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

FIXED INCOME SECURITIES

     Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.


     CORPORATE DEBT SECURITIES - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.


     MUNICIPAL SECURITIES - Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance.

     Municipal bonds are issued to provide funding for various public purposes, including general purpose financing for state and local governments (general obligation bonds) as well as financing for specific projects or facilities. Municipal bonds may be backed by the issuer's pledge of its faith, credit and full taxing power for payment of both interest and principal, or by the revenues generated from a specific project, or the credit of a private organization. Some municipal bonds are insured by private insurance companies while others are supported by letters of credit furnished by domestic or foreign banks. The Funds may invest in other municipal securities such as variable rate demand instruments. The Funds may also invest in municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, as well as tax-exempt commercial paper. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured negotiable promissory notes.

     The Municipal Income Fund may invest 25% or more of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments. In addition, from time to time, the Municipal Income Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. However, the Fund will not invest more than 25% of its assets in securities backed by non-governmental users which are in the same industry.

     It is the Municipal Income Fund's intent to minimize the purchase of municipal securities that are subject to alternative minimum tax. Fund distributions from interest on municipal securities that are subject to alternative minimum tax, such as certain private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending on the shareholders' particular situation. In addition, state and local tax may apply, depending on the shareholders' state and local tax laws.

     The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

     U.S. GOVERNMENT SECURITIES - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     MORTGAGE-BACKED SECURITIES - represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - Securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

     ZERO COUPON BONDS - Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

     FOREIGN SECURITIES - The Funds may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Funds may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

     REPURCHASE AGREEMENTS - A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

     Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

OPTIONS TRANSACTIONS

     Each Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

     Each Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Each Fund may also sell put and call options in closing transactions.

GENERAL

     Each Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold short at no additional cost. Each Fund may also borrow money for liquidity purposes in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. Assets of a Fund may be pledged in connection with borrowings. See "Investment Limitations" in the Statement of Additional Information.

                              GENERAL INFORMATION

FUNDAMENTAL POLICIES

     The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the applicable Fund. The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

PORTFOLIO TURNOVER

     Each of the Funds does not intend to purchase or sell securities for short term trading purposes. Each Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Growth Fund, the Fixed Income Fund and the Municipal Income Fund will have portfolio turnover rates of less than 50%. It is anticipated that the Opportunity Fund will have a portfolio turnover rate of less than 100%.

SHAREHOLDER RIGHTS

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights.


     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 1998, the Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary advisory accounts of Johnson Investment Counsel, Inc., and other accounts which officers and/or employees may control, may be deemed to have owned in the aggregate more than 25% of the shares of the Growth Fund, the Opportunity Fund, the Fixed Income Fund and the Municipal Income Fund.


                             INVESTMENT PERFORMANCE

     Each Fund may periodically advertise "average annual total return." The "total return" of a Fund refers to the dividends and distributions generated by an investment in the Fund plus the change in the value of the investment from the beginning of the period to the end of the period. The "average annual total return" of a Fund refers to the rate of total return for each year of the period which would be equivalent to the cumulative total return for the period. All dividends and distributions earned on the investment are assumed to be reinvested.

     Each Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for each Fund are calculated as indicated above for "total return."

     The Fixed Income Fund and Municipal Income Fund may each periodically advertise its yield for a thirty day or one month period. The "yield" of a Fund refers to the income generated by an investment in the Fund over the period, calculated on a per share basis (using the net asset value per share on the last day of the period and the average number of shares outstanding during the period). A Fund's yield quotation will always be accompanied by the Fund's average annual total return information described above. In addition, the Municipal Income Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield".

     All Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P/BARRA Growth and Value Indices, the Dow Jones Industrial Average, or the Lehman Brothers Indices. The Trust's annual report contains additional performance information that will be made available upon request and without charge.


     The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when sold, may be worth more or less than the shareholder's original investment.




     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the sale of these Funds. Representations other than those contained in this Prospectus must not be relied upon as being authorized by any Fund. This Prospectus does not constitute an offer by any Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.


 Johnson Mutual Funds Trust, 3777 West Fork Road, Cincinnati, Ohio 45247, (513)
                                    661-3100

                               INVESTMENT ADVISER



                        Johnson Investment Counsel, Inc.


                              3777 West Fork Road


                             Cincinnati, Ohio 45247



                             TRUSTEES AND OFFICERS



                          Timothy E. Johnson       Trustee, President
                               John W. Craig       Trustee
                           Ronald H. McSwain       Trustee
                            Kenneth S. Shull       Trustee

                              Dale H. Coates       Vice President
                           Richard T. Miller       Vice President
                       Dianna J. Rosenberger       CFO, Treasurer
                            David C. Tedford       Secretary






                       TRANSFER AGENT AND FUND ACCOUNTANT



                            Johnson Financial, Inc.


                              3777 West Fork Road


                             Cincinnati, Ohio 45247









                                   CUSTODIAN



                               The Provident Bank


                            Three East Fourth Street


                             Cincinnati, Ohio 45202






                                    AUDITORS



                        McCurdy & Associates CPA's, Inc.


                               27955 Clemens Road


                              Westlake, Ohio 44145



 Johnson Mutual Funds Trust, 3777 West Fork Road, Cincinnati, Ohio 45247, (513)
                                    661-3100

                                     JOHNSON
                                  MUTUAL FUNDS




STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998


JOHNSON GROWTH FUND
JOHNSON OPPORTUNITY FUND
JOHNSON FIXED INCOME FUND
JOHNSON MUNICIPAL INCOME FUND





                                                      JOHNSON MUTUAL FUNDS TRUST
                                                         3777 WEST FORK ROAD
                                                         CINCINNATI, OH 45247
                                                            (513) 661-3100
                                                            (800) 541-0170
                                                          FAX (513) 661-4901






This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Johnson Mutual Funds dated May 1, 1998. A copy of the Prospectus can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 661-3100.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                           JOHNSON MUTUAL FUNDS TRUST
                               3777 WEST FORK ROAD
                             CINCINNATI, OHIO 45247




                                TABLE OF CONTENTS
                                -----------------

                                                                        PAGE
                                                                        ----


DESCRIPTION OF THE TRUST.................................................  3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS............................  3

INVESTMENT LIMITATIONS...................................................  6

STATE RESTRICTIONS........................................................ 7

TRUSTEES AND OFFICERS......................................................8

THE INVESTMENT ADVISER................................................... 10

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................... 11

DETERMINATION OF SHARE PRICE............................................. 12

INVESTMENT PERFORMANCE................................................... 12

CUSTODIAN ............................................................... 13

TRANSFER AGENT........................................................... 13

ACCOUNTANTS.............................................................. 13

FINANCIAL STATEMENTS..................................................... 13

DESCRIPTION OF THE TRUST

         Johnson Mutual Funds Trust (the "Trust"), formerly Johnson Investment Mutual Funds Trust, is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of four series have been authorized, which shares constitute the interests in the Johnson Growth Fund, the Johnson Opportunity Fund, the Johnson Fixed Income Fund, and the Johnson Municipal Income Fund.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy, Sell, or Exchange Shares in Each Fund," "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

         This section contains a more detailed discussion of some of the investments a Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques").

         A. CORPORATE DEBT SECURITIES. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

         B. MUNICIPAL SECURITIES. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Tax exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes.

            The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

         C. ZERO COUPON AND PAY IN KIND BONDS. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a

Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

         D. FINANCIAL SERVICE INDUSTRY OBLIGATIONS. Financial service industry obligations include among others, the following:

            (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

            (2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

            (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         E. ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

         F. FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of either Fund. No Fund will invest more than 25% of its total assets in forward commitments.

            Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

            With respect to 75% of the total assets of each Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets which may be committed to such purchases or repurchases.

         G. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

         H. OPTION TRANSACTIONS. The Fund may engage in option transactions involving individual securities and market indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

            The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

         I. LOANS OF PORTFOLIO SECURITIES. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

INVESTMENT LIMITATIONS

            FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

         3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

         5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

         6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

         i. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         ii. BORROWING. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

         iii. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         iv. SHORT SALES. The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

         v. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

         vi. ILLIQUID INVESTMENTS. A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

STATE RESTRICTIONS

         To comply with the current blue sky regulations of the State of Ohio, each Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. Each Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Each Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, each Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. Each Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

TRUSTEES AND OFFICERS

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.



NAME                     (AGE)      POSITIONS HELD            PRINCIPAL OCCUPATIONS
----                     -----      --------------            ---------------------

Timothy E. Johnson       (55)*      President and Trustee     President and a Director of Johnson Investment
3777 West Fork Road                                           Counsel, Inc., the Trust's Adviser and
Cincinnati, Ohio  45247                                       Professor of Finance at the University of
                                                              Cincinnati. President and Director of Johnson
                                                              Financial, Inc. (a)

John W. Craig            (64)       Trustee                   Retired director of Corporate Affairs at
5813 Twin Oak Drive                                           R.A. Jones & Co., Inc. a manufacturing and
Cincinnati, Ohio  45224                                       packaging company, and the Chairman and Chief
                                                              Executive Officer of CP&I, Inc., a real estate
                                                              property development and management company.

Ronald H. McSwain        (55)       Trustee                   President of McSwain Carpets, Inc. and a
765 Hedgerow Lane                                             partner of P&R Realty, a real estate
Cincinnati, Ohio  45246                                       development partnership.

Kenneth S. Shull         (68)       Trustee                   Retired plant engineer at The Procter &
2145 Bluebell Drive                                           Gamble Company.
Cincinnati, Ohio  45224

Dale H. Coates           (39)       Vice President            Portfolio Manager of the Trust's Adviser.
3777 West Fork Road
Cincinnati, Ohio  45247

Richard T. Miller        (52)       Vice President            Portfolio Manager of the Trust's Adviser.
3777 West Fork Road
Cincinnati, Ohio  45247

Dianna J. Rosenberger    (33)       Chief Financial Officer   Portfolio Manager of the Trust's Adviser.
3777 West Fork Road                 and Treasurer             Chief Operating Officer of Johnson Financial,
Cincinnati, Ohio  45247                                       Inc. (a) a financial servicing company.

David C. Tedford         (44)       Secretary                 Office Administrator of the Trust's Adviser.
3777 West Fork Road
Cincinnati, Ohio  45247











(a) Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.

                  The compensation paid to the Trustees of the Trust for the year ended December 31, 1997 is set forth in the following table:



                                        TOTAL COMPENSATION
                                      FROM TRUST (THE TRUST IS
                    NAME              NOT IN A FUND COMPLEX) (1)
         -------------------------  ----------------------------
         Timothy E. Johnson                      $0
         John W. Craig                       $3,000
         Ronald H. McSwain                   $3,000
         Kenneth S. Shull;                   $3,000

(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.



         As of March 31, 1998, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

GROWTH FUND:
------------

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion - 13.95%;
Johnson Investment Counsel, Inc. Employee Profit Sharing Plan - 8.80%;
The Covenant Foundation, 5807 McCray Court, Cincinnati, Ohio 45224 - 7.68%. The Covenant Foundation is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc.

OPPORTUNITY FUND:
-----------------

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion -- 75.35%;
The Oakmont Trust, 3777 West Fork Road, Cincinnati, Ohio 45247 - 5.37%.
The Oakmont Trust is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc

FIXED INCOME FUND:
------------------

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion -- 18.82%;
The Covenant Foundation - 11.20%;
Johnson Investment Counsel, Inc. Employee Profit Sharing Plan -- 8.53%.

MUNICIPAL INCOME FUND:
----------------------

The Oakmont Trust- 18.31%;
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion - 56.72%;
The Bahr Family Trust, 6019 Gothic Place, Dayton, Ohio 45459 - 8.54%;

         As a result of the above described beneficial ownership, Johnson Investment Counsel, Inc., Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary accounts of Johnson Investment Counsel, Inc., and other accounts which its officers and/or employees may control, may have the power to invest and/or may have the power to vote more than twenty-five percent (25%) of the shares of the Growth Fund, the Opportunity Fund, the Fixed Income Fund and the Municipal Income Fund, and may be deemed to control those Funds.

         In addition to the applicable beneficial ownership described above, the officers and Trustees as a group beneficially owned as of March 31, 1998, the following percent of the outstanding shares of each of the Funds:


Growth Fund:         4.99%               Opportunity Fund:          5.07%
Fixed Income Fund:   0.66%               Municipal Income Fund:      0.0%

THE INVESTMENT ADVISER


         The Trust's investment adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and a director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

         Under the terms of the Management Agreement, the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of each of the Growth Fund and the Opportunity Fund, 1.15% of the average daily net assets of each of the Fixed Income Fund and the Municipal Income Fund. However, the Adviser has committed to limit its fee to 0.95% of such assets for the Growth Fund and Opportunity Fund, 0.85% of such assets for the Fixed Income Fund and 0.65% of such assets for the Municipal Income Fund. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998.


         For the fiscal years indicated below, the following advisory fees were paid, and the following voluntary fee waivers were implemented.

Advisory Fees Paid:



                             1997                    1996              1995             1994*
                             ----                    ----              ----             -----
Growth Fund                  $263,695                $189,616          $123,983         $ 83,474
Fixed Income Fund            $148,777                $134,800          $127,084         $100,011
Opportunity Fund             $285,002                $193,372          $106,227         $ 19,142
Municipal Income Fund        $ 21,597                $ 18,132          $ 13,328         $     83

Voluntary Fee Reductions that otherwise would have been payable to the Adviser by the Funds respectively:


                             1997                    1996              1995             1994*
                             ----                    ----              ----             -----
Growth Fund                  $89,711                 $56,885           $37,195          $25,042
Fixed Income Fund            $52,510                 $47,576           $44,853          $35,298
Opportunity Fund             $96,959                 $58,012           $31,868          $ 5,743
Municipal Income Fund        $17,821                 $ 9,670           $ 8,892          $ 8,736


* The Opportunity Fund and the Municipal Income Fund date of inception was May 16, 1994, thus fees indicated are total fees incurred or voluntarily reduced for the year, but only for a partial year from May 16, 1994 through December 31, 1994.

         The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE


         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement. For the twelve months ended December 31, 1997, due in part to research services provided by brokers, the Growth Fund directed to brokers $25,682,509 of brokerage transactions (on which the commissions were $35,290), and the Opportunity Fund directed to brokers $26,833,075 of brokerage transactions (on which the commissions were $57,043).


         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules: (1) All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable. (2) The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal. Based on rule 1, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.


         For the fiscal years ended indicated below, the following brokerage commissions were paid by the Funds:


                                    1997             1996              1995             1994
                                    ----             ----              ----             ----
Growth Fund                         $35,290          $26,430           $35,424          $20,503
Opportunity Fund                    $57,043          $36,852           $50,549          $29,137
Fixed Income Fund                   none             none              none             none
Municipal Income Fund               none             none              none             none

DETERMINATION OF SHARE PRICE


         The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 P.M., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.


INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general. The Growth Fund will use the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Opportunity Fund will use the Standard & Poor's MidCap 400 Index, which is a capitalization-weighed index that measures the performance of the mid-range of the medium-sized U.S. companies market. The median market capitalization of the companies in the Index is approximately $700 million. The Index was developed with a base level of 100 as of December 31, 1990. The Index contains companies chosen by committee at Standard & Poor's for their size and industry characteristics. None of the companies in the S&P MidCap 400 Index are included in the S&P 500 Stock Index. However, some of the companies in the S&P MidCap 400 Index are larger than some in the S&P 500 Stock Index, which is a function of the normal drift that takes place in any index as the stock prices of some companies appreciate while the stock prices of others depreciate.

The Fixed Income Fund will use the Lehman Intermediate Government/Corporate Bond Index. The Lehman Intermediate Government/Corporate Bond Index measures the price, income and total return of a group of fixed income securities maturing in one to ten years. It contains all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. Government, quasi-federal corporations and corporate debt guaranteed by the U.S. Government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or collateralized mortgage obligations. The Municipal Income Fund will use the Lehman 5 Year General Obligation Index. The Lehman 5 Year General Obligation Index measures price, income and total return on state and local general obligation bonds maturing in four to six years. It contains all general obligations within this maturity range that were part of an issue with a credit rating of Baa or higher, original issue size of at least $50 million, and has at least $3 million of the issue still outstanding. The Index does not contain bonds subject to an alternative minimum tax or bonds with floating or zero coupons. The investment performance figures for the Funds and the indices will include reinvestment of dividends and capital gains distributions.

         In addition, the performance of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.



                             Total Return             Average Annual              Average Annual
                           One Year Period             Total Return                Total Return
                           Ending 12/31/97           1/4/93 - 12/31/97          5/16/94 - 12/31/97
                           ---------------           -----------------          ------------------
Growth Fund                     33.96%                    15.90%                 not applicable
Fixed Income Fund                8.44%                     6.47%                 not applicable
Municipal Income Fund            6.23%                 not applicable               5.84%
Opportunity Fund                27.26%                 not applicable              22.10%


CUSTODIAN

         The Provident Bank, One East Fourth Street, Cincinnati, Ohio is the current custodian of the Funds' investments. The Custodian acts as each Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT


         Johnson Financial, Inc. 3777 West Fork Road, Cincinnati, Ohio acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.


ACCOUNTANTS


         The firm of McCurdy & Associates CPA's, Inc. of Westlake, Ohio has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 1998.



FINANCIAL STATEMENTS


         The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period ended December 31, 1997. The Funds will provide the Annual Report without charge at written request or request by telephone.

JOHNSON MUTUAL FUNDS TRUST


PART C.         OTHER INFORMATION
                -----------------

                (a)     Financial Statements


                        Included in Part A:

                        Financial Highlights for Growth Fund, Opportunity Fund, Fixed Income Fund and Municipal Income Fund.

                        Included in Part B: The following documents are incorporated by reference to the Johnson Mutual Funds Trust 1997 Annual Report to Shareholders:

                        Report of Independent Public Accountant.
                        Schedule of Investments, December 31, 1997.
                        Statement of Assets and Liabilities, December 31, 1997. Statement of Operations for year ended December 31, 1997.
                        Statement of Changes in Net Assets for the years ended December 31, 1997, 1996.
                        Financial Highlights for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 for the Growth Fund and
                        the Fixed Income Fund.
                        Financial Highlights for the year ended December 31, 1997, 1996, 1995 and the period from May 16, 1994 through December 31, 1994 for the Opportunity Fund and the Municipal Income Fund.
                        Notes to Financial Statements, December 31, 1997.

                (b)     Exhibits

                        (1) (i) Copy of Registrant's Declaration of Trust, is
                                filed herewith.

                           (ii) Copy of Amendment No. 1 to Registrant's
                                Declaration of Trust, is filed herewith.

                        (2) Copy of Registrant's By-Laws, is filed herewith.

                        (3) Voting Trust Agreements - None.

                        (4) Specimen of  Share Certificates -None

                        (5) (i) Copy of Registrant's Management Agreement with
                                its Adviser, Johnson Investment Counsel, Inc., for the Johnson Growth Fund and Johnson Fixed Income Fund, is filed herewith.

                           (ii) Copy of Registrant's Management Agreement with
                                its Adviser, Johnson Investment Counsel, Inc., for the Johnson Opportunity Fund and Johnson Municipal Income Fund, is filed herewith.

                          (iii) Copy of Registrant's Management Agreement with
                                Johnson Investment Counsel, Inc. for the Johnson Realty Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.


                        (6) Underwriting or Distribution Contracts and Agreements with Principal Underwriters and Dealers
                              - None.

                        (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers
                              - None.

                        (8)   (i)    Copy of Registrant's Agreement with the
                                     Custodian, The Provident Bank, is filed
                                     herewith.

                              (ii) Copy of Registrant's Amended Schedule of Custodian fees, which was filed as an Exhibit to Registrant's Post Effective Amendment No. 7, is hereby incorporated by reference.


                        (9)   None.


                        (10) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.


                        (11) Consent of McCurdy & Associates, CPA's, Inc. is filed herewith.

                        (12)  Financial Statements Omitted from Item 23 - None.


                        (13)  (i)    Copy of Letter of Initial Stockholder
                                     for the Growth Fund and the Fixed Income
                                     Fund, is filed herewith.

                              (ii) Copy of Letter of Initial Stockholder for the Opportunity Fund and the Municipal Income Fund, is filed herewith.

                        (14) Model Plan used in establishment of any Retirement Plan-None.


                        (15)  12b-1 Distribution Expense Plan - None.


                        (16) Schedule for Computation of Each Performance Quotation, is filed herewith.


                        (17)  Financial Data Schedule - None.

                        (18)  Rule 18f-3 Plan - None.


                        (19)  (i)    Power of Attorney for Registrant and
                                     Certificate with respect thereto,which were filed as an exhibit to Registrant's
                                     Post-Effective Amendment No. 7 are hereby incorporated by reference.

                               (ii)  Powers of Attorney for Trustees and
                                     Officers of Registrant which were filed as an exhibit to Registrant's Post Effective Amendment No. 7 are hereby incorporated by reference.

Item 25.        Persons Controlled by or Under Common Control with the
--------        ------------------------------------------------------
                Registrant
                ----------

                As of March 31, 1998, Johnson Investment Counsel, Inc., an Ohio corporation, the Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary accounts of Johnson Investment Counsel, Inc., and other accounts which its officers and/or employees may control, may be deemed to control the Growth Fund, the Opportunity Fund, the Fixed Income Fund and the Municipal Income Fund as a result of their beneficial ownership of those Funds.

                A new entity, Johnson Financial Services, Inc., is a wholly owned subsidiary of Johnson Investment Counsel, Inc., and therefore may be deemed to be under common control with the Registrant.

Item 26.        Number of Holders of Securities (as of March 31, 1998)
--------        ------------------------------------------------------

                Title of Class              Number of Record Holders
                --------------              ------------------------

                Johnson Growth Fund                        779
                Johnson Opportunity Fund                   408
                Johnson Fixed Income Fund                  329
                Johnson Municipal Income Fund              25

Item 27.        Indemnification
--------        ---------------


                (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of Officers and Trustees as follows:

                              SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS,
                        ETC. Subject to an except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and Officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or Officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                              SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall
                        advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                              SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC.
                        The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and Officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                        The registrant may not pay for insurance which protects the Trustees and Officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                (b) The Registrant maintains a standard mutual fund investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and Officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.        Business and Other Connections of Investment Adviser
--------        ----------------------------------------------------

                (A) Johnson Investment Counsel, Inc. (the "Adviser") is a registered investment adviser. It has engaged in no other business during the past two fiscal years.


                (B) The following list sets forth the business and other connections of the Directors and Officers of Johnson Investment Counsel, Inc. during the past two years.

                        (1)   Timothy E. Johnson

                              (a)    President and a Director of Johnson
                                     Investment Counsel, Inc., 3777 West Fork
                                     Road, Cincinnati, Ohio 45247.

                              (b) President and a Trustee of Johnson Mutual Funds Trust, 3777 West Fork Road, Cincinnati, Ohio 45247.

                              (c) President of Johnson Financial Services, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247.



                        (2)   Janet L. Johnson -

                              (a) Vice President, Secretary and Director of Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247.

                              (b) Vice President, Secretary and Director of Johnson Financial Services, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247.

                        (3) Dianna J. Rosenberger - Chief Operating Officer of Johnson Financial Services, Inc. 3777 West Fork Road, Cincinnati, Ohio 45247


Item 29.        Principal Underwriters
--------        ----------------------

                None.

Item 30.        Location of Accounts and Records
--------        --------------------------------


                Accounts, books and other documents required to be maintained by
                Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant and Transfer Agent at 3777 West Fork Road, Cincinnati, Ohio 45247, or by The Provident Bank, the Registrant's custodian at One East Fourth Street, Cincinnati,

                Ohio 45202.

Item 31.        Management Services Not Discussed in Parts A or B - None.
--------        -------------------------------------------------

Item 32.        Undertakings
--------        ------------

                (a)     Not Applicable.

                (b)     Not Applicable.

                (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             POST EFFECTIVE AMENDMENT CERTIFICATION OF EFFECTIVENESS


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 20 day of April, 1998.



                                      JOHNSON MUTUAL FUNDS TRUST


                                      By:   /s/ Timothy E. Johnson
                                            -----------------------------------
                                            TIMOTHY E. JOHNSON
                                            President



                                      By:   /s/ Dianna J. Rosenberger
                                            -----------------------------------
                                            DIANNA J. ROSENBERGER
                                            Chief Financial Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



RONALD H. McSWAIN         TRUSTEE    )
                                     )          By:  /s/   Timothy E. Johnson
                                     )               ---------------------------
                                     )          TIMOTHY E. JOHNSON
                                     )          Attorney-In-Fact
KENNETH S. SHULL          TRUSTEE    )
                                     )          April 20, 1998
                                     )
                                     )
                                     )
JOHN W. CRAIG             TRUSTEE    )




/s/ Timothy E. Johnson
---------------------------
TIMOTHY E JOHNSON
Trustee and President

/s/ Dianna J. Rosenberger
---------------------------
DIANNA J. ROSENBERGER
Treasurer and Chief Financial Officer

                        POST EFFECTIVE AMENDMENT NUMBER 9

                                  EXHIBIT INDEX
                                  -------------





1     Registrant's Declaration of Trust.....................................................Ex-99.B1.1

2     Amendment No. 1 to Registrant's Declaration of Trust..................................Ex-99.B1.2

3     Registrant's By-Laws..................................................................Ex-99.B2

4     Management Agreement for the Johnson Growth Fund and Johnson
      Fixed Income Fund.....................................................................Ex-99.B5.1

5     Management Agreement for the Johnson Opportunity Fund and Johnson
      Municipal Income Fund.................................................................Ex-99.B5.2

6     Custody Agreement.....................................................................Ex-99.B8

7     Consent of McCurdy & Associates, CPA's Inc............................................Ex-99.B11

8     Initial Stockholder letter for the Growth Fund and Fixed Income Fund..................Ex-99.B13.1

9     Initial Stockholder letter for the Opportunity Fund and Municipal
      Income Fund...........................................................................Ex-99.B13.2

10    Schedule for Computation of Performance...............................................Ex-99.B16